Receivables, net	12 Months Ended
Dec. 31, 2014
Receivables, net
Receivables, net

Note 7—Receivables, net

        "Receivables, net" consisted of the following:

	December 31,
($ in millions)	2014	2013
Trade receivables	7,715	8,360
Other receivables	701	802
Allowance	(279)	(317)

	8,137	8,845
Unbilled receivables, net:
Costs and estimated profits in excess of billings	4,087	4,552
Advance payments consumed	(1,146)	(1,251)

	2,941	3,301

Total	11,078	12,146

        "Trade receivables" in the table above includes contractual retention amounts billed to customers of $489 million and $552 million at December 31, 2014 and 2013, respectively. Management expects that the substantial majority of related contracts will be completed and the substantial majority of the billed amounts retained by the customer will be collected. Of the retention amounts outstanding at December 31, 2014, 65 percent and 29 percent are expected to be collected in 2015 and 2016, respectively.

        "Other receivables" in the table above consists of value added tax, claims, rental deposits and other non-trade receivables.

        "Costs and estimated profits in excess of billings" in the table above represents revenues earned and recognized for contracts under the percentage-of-completion or completed-contract method of accounting. Management expects that the majority of the amounts will be collected within one year of the respective balance sheet date.

        The reconciliation of changes in the allowance for doubtful accounts is as follows:

($ in millions)	2014	2013	2012
Balance at January 1,	317	271	227
Additions	103	147	155
Deductions	(118)	(92)	(113)
Exchange rate differences	(23)	(9)	2

Balance at December 31,	279	317	271